UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): April 2, 2019
 ZOVIO INC
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8620 Spectrum Center Blvd. San Diego, California	92123
(Address of principal executive offices)	(Zip Code)
 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2019, Bridgepoint Education, Inc. (the “Company”) is providing written notice to the New York Stock Exchange (“NYSE”) of its intention to transfer the Company’s stock exchange listing from the NYSE to the Nasdaq Global Select Market (“Nasdaq”). The Company expects that the listing and trading of its common stock under its current symbol and CUSIP on the NYSE will cease at market close on April 12, 2019. The Company also expects that the Company’s common stock will commence trading on Nasdaq on April 15, 2019 under the new “ZVO” ticker symbol and the new CUSIP number “98979V 102.” The Company’s Board of Directors approved these actions on March 6, 2019.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

Effective April 2, 2019, we changed our corporate name to Zovio Inc (“Zovio” or “we”). We effectuated this name change by filing with the Secretary of State of the State of Delaware a Certificate of Amendment to our Amended and Restated Certificate of Incorporation. A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with our name change, our board of directors amended our Bylaws to reflect the corporate name Zovio Inc, also effective April 2, 2019, and make other conforming changes. A copy of the Third Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On April 2, 2019, we issued a press release announcing our name change, transfer of listing to Nasdaq, and other matters. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
3.2	Third Amended and Restated Bylaws of Zovio Inc
99.1	Press Release dated April 2, 2019

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2019		Zovio Inc

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Executive Vice President, Secretary and General Counsel